SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVESCO SENIOR LOAN FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Invesco Senior Loan Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held March 9, 2017

Notice is hereby given to the shareholders of Invesco Senior Loan Fund (the “Fund” or “Trust”) that a Special Joint Meeting of Shareholders of the Fund (the “Meeting”)1 will be held at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time.

The Board of Trustees (the “Board”) of the Trust has carefully considered the proposals below, believes that they are in the best interests of the Fund and its shareholders, and recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

The Meeting is to be held for the following purposes:

1. To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

2. To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws as follows (includes four (4) sub-proposals):

(a) To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.

(b) To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.

(c) To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.

(d) To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.

3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4. To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisitions.

5. To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows (includes two (2) sub-proposals):

(a) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(b) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Fund on December 12, 2016 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE PROPOSALS LISTED IN THE PROXY STATEMENT.

By order of the Board of Trustees,

Senior Vice President, Chief Legal Officer and Secretary

January 20, 2017

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials but will also be included in the Special Joint Meeting of Shareholders to be held on March 9, 2017.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

Invesco Senior Loan Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held March 9, 2017

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Invesco Senior Loan Fund (the “Fund” or “Trust”).1 The proxies are to be voted at a Special Joint Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on March 9, 2017, at 10:30 a.m. Eastern Standard Time. The approximate mailing date of this Proxy Statement and accompanying proxy cards is on or about January 20, 2017.

The Board has fixed December 12, 2016 as the record date (the “Record Date”) for the determination of holders of shares of the Fund entitled to vote at the Meeting. Shareholders of record of any class of the Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting. A list of the number of shares outstanding of each class of the Fund on the Record Date can be found in Annex A. Each share of the Fund that you own entitles you to one vote on each proposal set forth in the table below (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or online at www/invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the Proxy Cards (together, the “Proxy Materials”) are available at www.proxy-direct.com/inv-28383. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Fund by calling 1-800-959-4246, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact the Fund at 1-866-209-2450.

Summarized below are the proposals to be presented at the Meeting (each a “Proposal” and, together, the “Proposals”), on which all shareholders of the Fund are entitled to vote. The Board approved each of the Proposals.

Proposals:

1.	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

2.	To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws as follows (includes four (4) sub-proposals):

(a) To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.

(b) To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.

(c) To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.

(d) To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on March 9, 2017.

3.	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4.	To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisitions.

5.	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows (includes two (2) sub-proposals):

(a) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(b) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Voting at the Meeting

Shareholders of the Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to each Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for each Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission to the Meeting you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your shares in street name, you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Fund does not know of any business other than the Proposals that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH PROPOSAL.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

PROPOSAL 1: ELECTION OF TRUSTEES

WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?

The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust.

WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?

Shareholders are being asked to elect 15 Trustees (the “Trustee Nominees”) to the Board. Eleven of the 15 Trustee Nominees standing for election are presently members of the Board. Two members of the Board retired effective December 31, 2016 and are not standing for re-election. The Board considered the qualifications of prospective Board members and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected. Biographical information on each of the Trustee Nominees is provided in this Proxy Statement under Proposal 1.

PROPOSAL 2: AMENDMENTS TO THE TRUST’S AGREEMENT AND DECLARATION OF TRUST AND BYLAWS

WHAT ARE THE PROPOSED CHANGES?

Proposal 2 includes four sub-Proposals, each of which involves proposed amendments to the Trust’s governing documents and each of which requires a separate shareholder vote. The proposed amendments would: (1) change the shareholder voting standard for certain matters; (2) allow the Trustees to authorize certain significant transactions without shareholder approval, as permitted by applicable law; (3) change the shareholder vote needed to amend the indemnification provision of the Trust’s Declaration of Trust; and (4) expand the Trustees’ ability to amend the Declaration of Trust without shareholder approval. The proposed amendments would not alter the Trustees’ existing fiduciary obligations to act in the best interests of the Trust and its shareholders and would not remove any of the shareholder protections required by current federal and state law.

WHY SHOULD SHAREHOLDERS APPROVE THIS PROPOSAL?

The changes in sub-Proposal 2(a), 2(b) and 2(d) would provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ best interests without causing a Fund to incur the delay and expense of soliciting shareholder approval except as required by applicable law. The Board believes that all sub-Proposals would make the administration of the Trust more efficient and cost-effective, and provide greater flexibility for the operations of the Trust. In addition, the proposed changes would conform the Fund’s governing documents with those of other funds managed by the Adviser. The proposed changes are designed to enable the Trust to take full advantage of the flexibility conferred by the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and Delaware law.

PROPOSAL 3: AMENDMENT OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THIS CHANGE?

The 1940 Act requires investment companies to establish and disclose in their registration statements certain “fundamental” investment policies that can only be changed by shareholder vote, including a policy that restricts a fund’s ability to purchase or sell commodities. Proposal 3 would permit the Fund to purchase and sell physical commodities to the extent permitted under the 1940 Act and any other governing statute, and by the rules thereunder, and by the Securities and Exchange Commission (the “SEC”) or other regulatory agency with authority over the Fund. Since the adoption of the Fund’s current fundamental investment limitation regarding investments in commodities, the financial markets and related regulations have evolved, and new types of financial instruments have become available as potential investment opportunities. The proposed change will provide the Fund with greater flexibility to trade in the various types of modern derivative instruments; however, no change in the manner in which the Fund is managed is anticipated as a result of the implementation of the amended fundamental investment limitation.

PROPOSAL 4: APPROVAL OF ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE ELIMINATION OF THIS RESTRICTION?

Currently, the Fund’s fundamental restriction on investment in other investment companies prohibits the Fund from investing in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund believes that the elimination of this restriction will provide additional diversified investment opportunities to meet investment objectives by permitting the Fund to invest in other investment companies. For example, upon shareholder approval of the proposed change, the Fund may invest overnight cash balances in money market funds and may use a mutual fund meeting the investment criteria as a diversified investment opportunity.

PROPOSAL 5: AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR THE FUND

WHO ARE THE NEW SUB-ADVISERS?

Proposal 5 includes two sub-Proposals—sub-Proposal 5(a) and sub-Proposal 5(b)—each of which involves a separate vote. In sub-Proposal 5(a), shareholders of the Fund are being asked to approve an amendment to the Fund’s Master

Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) as a sub-adviser. In sub-Proposal 5(b), shareholders of the Fund are being asked to approve an amendment to the Fund’s Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited (“Invesco India”) as a sub-adviser for the Fund.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THESE AMENDMENTS?

The Fund has entered into a Master Intergroup Sub-Advisory Contract (the “Sub-Advisory Contract”), under which several affiliates of the Fund’s investment adviser, Invesco Advisers, Inc. (the “Adviser”), are available to serve as sub-advisers for the Fund at the discretion of the Adviser. The Sub-Advisory Contract allows the Adviser and the Fund to receive investment advice and research services from Sub-Advisers (defined below) that are parties to the Sub-Advisory Contract, and also permits the Adviser to grant one or more of those Sub-Advisers investment management authority for the Fund, or a portion of the Fund, if the Adviser believes doing so would benefit the Fund and its shareholders. The Adviser and the Board believe that the addition of Invesco PowerShares and Invesco India to the pool of sub-advisers available to the Fund will benefit the Fund and its shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Fund and will give the Fund access to additional portfolio managers and investment personnel with more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.

HOW WILL THESE AMENDMENTS AFFECT ME AS A SHAREHOLDER?

The Fund and its investment objectives will not change as a result of the amendments. To the extent assets are allocated to them, Invesco PowerShares and Invesco India will be paid by the Adviser out of its advisory fee, so there will be no additional fees or expenses for the Fund as a result of the approval of an amendment to the Sub-Advisory Contract to add Invesco PowerShares or Invesco India as a sub-adviser to the Fund.

VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

If you do attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if you hold your shares in street name, you are required to obtain a “legal proxy” from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Fund at 1-800-952-3502 if you plan to attend the Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” each Proposal, as recommended by the Board of the Fund, and in accordance with management’s recommendation on other matters. Proxies marked “WITHHOLD” will not be voted “FOR” a Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” each applicable Proposal, other than Proposal 1. An unfavorable vote on a Proposal by the shareholders of the Fund will not affect the Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or any other matter.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

- You may send in another duly executed proxy card bearing a later date, prior to the Meeting.

- You may submit a proxy by telephone, via the internet, or via an alternative method of voting permitted by your broker, with a later date.

- You may notify the Fund’s Secretary in writing before the Meeting that you have revoked your proxy.

- You may vote in person at the Meeting, as set forth above under the heading, “How Do I Vote in Person?”

FUND SERVICE PROVIDERS

Investment Adviser of the Fund

The investment adviser for the Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is an indirect, wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Fund

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Citibank Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street

Suite 800

Toronto, Ontario

Canada M2N 6X7

Other Service Providers of the Fund

Administrative Services

The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund which are not required to be performed by the Adviser under its investment advisory agreement with the Fund.

Principal Underwriter

The principal underwriter for the Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046.

Custodian and Transfer Agent

The custodian for the Fund is State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111. The transfer agent for the Fund is Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, a wholly owned subsidiary of Invesco Ltd.

PROPOSAL 1

ELECTION OF TRUSTEES

Shareholders of the Fund are being asked to elect 15 Trustees (together, the “Trustee Nominees”) to the Board. Eleven of the current 13 Trustees of the Board—specifically, Martin L. Flanagan, Philip A. Taylor, Bruce L. Crockett, David C. Arch, James T. Bunch, Jack M. Fields, Dr. Eli Jones, Dr. Prema Mathai-Davis, Dr. Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli—have been nominated for re-election to the Board. Additionally, each of Cynthia Hostetler, Teresa M. Ressel, Ann Barnett Stern and Christopher L. Wilson (together, the “New Nominees”) have been nominated for election to the Board for the first time. Trustees Albert R. Dowden and Suzanne H. Woolsey retired effective December 31, 2016 and are not standing for re-election. The New Nominees were recommended by a third party search firm or a current Trustee prior to their nomination as Trustees. If each Trustee Nominee is approved, the number of Board members comprising the Trust’s Board will increase from 13 to 15 Trustees.

All Trustee Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected. If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. In addition, it is the current policy of the Board that any trustees who are not affiliated with Invesco may serve on the Board until December 31 of the year in which the trustee turns 75. If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Fund’s shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trust consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on the Board, the Trust’s Agreement and Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement or reduce the size of the Board. Any such appointment would be subject to the 1940 Act requirement regarding election of trustees.

Information Regarding the Trustee Nominees

The business and affairs of the Fund are managed under the direction of the Board. This section of this Proxy Statement provides you with information regarding each Trustee Nominee. Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement pursuant to the policy noted above. The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all Trustee Nominees are elected, the Board will be composed of 15 Trustees, including 13 Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser as of the Record Date. As of the date of this Proxy Statement, there were 146 funds in the Invesco Fund Complex.

The mailing address of each Trustee and each Trustee Nominee is 1555 Peachtree Street, N.E. Atlanta, Georgia 30309.

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Interested Trustee Nominees

Martin L. Flanagan(1) — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company); Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None

Philip A. Taylor(2) — 1954 Trustee and Senior Vice President	2014

Head of the Americas Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term

			146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Independent Trustee Nominees

Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited	146	Chairman of Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Member of the Audit Committee, Ferroglobe PLC

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		(insurance company); Independent Directors Council and Investment Company Institute		(metallurgical company); Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council

David C. Arch — 1945 Trustee	1988	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society

Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None

Cynthia Hostetler — 1962 Nominee	†	Retired Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	146†	Vulcan Materials Company; Trilinc Global Impact Fund; and Aberdeen Investment Funds

Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis — 1950 Trustee	2014	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Teresa M. Ressel — 1962 Nominee	†

Retired

Formerly: Chief Financial Officer, The Olayan Group (manufacture, wholesale, retail and distribution of various consumer, financial and industrial products and services); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management and Budget and Chief Financial Officer, U.S. Department of the Treasury; Executive Change Consultant, Cigna Healthcare; Senior Vice President, Kaiser Permanente; Program Manager, Hewlett-Packard Company; Nuclear Test & Construction Engineer, General Dynamics Corporation

			146†	Atlantic Power Corporation; ON Semiconductor Corp.

Larry Soll — 1942 Trustee	2014	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None

Ann Barnett Stern — 1957 Nominee	†

President and Chief Executive Officer, Houston Endowment, Inc. (private philanthropic institution)

Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

			146†	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. — 1944 Trustee	2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None

Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

Christopher L. Wilson — 1957 Nominee	†

Managing Partner, CT2, LLC (investing and consulting firm)

Formerly: President/Chief Executive Officer, Columbia Funds, LLC, an Ameriprise Financial, Inc. Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

			146†	TD Asset Management USA Inc.; ISO New England, Inc.

(1)

Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer and a director of the Adviser.

†	Current nominee for election.

Board Qualifications and Experience

Interested Trustee Nominees.

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Fund.

Independent Trustee Nominees.

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of the Investment Company Institute and Ferroglobe PLC (metallurgical company). He is also a member of the Executive Committee and Chair of the Governance Committee of the Independent Directors Council.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Fund.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.

Cynthia Hostetler

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the

Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016. Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Fund.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Fund.

Teresa M. Ressel

Teresa M. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel also currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada. She serves on the audit committee and compensation committees and has been on the Atlantic Power board since 2014.

The Board believes that Ms. Ressel should be elected to serve as an Independent Trustee because of her extensive knowledge of risk management and financial services in both the public and private sectors, her experience as a director and audit committee member of other companies, and other professional experience gained through her prior employment.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.

Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company benefits the Fund.

Ann Barnett Stern

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director, and other professional experience gained through her prior employment.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Fund.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Fund.

Christopher L. Wilson

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson should be elected to serve as an Independent Trustee because of his extensive knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment.

Trustee Nominee and Trustee Ownership of Fund Shares

As of October 31, 2016, each Trustee Nominee and Trustee beneficially owned shares of the Fund and, on an aggregate basis, any funds in the Invesco Fund Complex overseen by the Trustee Nominee in the amounts specified in Annex B.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board, generally. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee,

Governance Committee and Valuation, Distribution and Proxy Oversight Committee (as further described below) (for purposes of this section only, the “Risk Committees”). These Risk Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Risk Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Risk Committee or the Senior Officer.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Fund. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Fund meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Fund of investments in particular types of securities or instruments, such as derivatives. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of the Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Fund.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Fund and for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of the Risk Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Fund. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Fund.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chairman of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Fund as of December 31, 2015 is shown in Annex C hereto.

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met eight times during the Trust’s fiscal year ended February 29, 2016 and each Trustee who is standing for re-election attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings. In addition, the Fund did not hold, and was not required to hold, an annual meeting at which Board members were elected during the Fund’s last fiscal year.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair) and Troccoli (Vice Chair) and Dr. Soll. The Audit Committee held seven meetings during the fiscal year ended February 29, 2016.

The Audit Committee performs a number of functions with respect to the oversight of the Fund’s accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Fund; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Fund; and (v) assisting the Board with its oversight of the integrity of the Fund’s financial statements and compliance with legal and regulatory requirements.

Compliance Committee

The members of the Compliance Committee are Messrs. Bunch (Vice Chair), Stickel and Troccoli, and Dr. Soll (Chair). The Compliance Committee held five meetings during the fiscal year ended February 29, 2016.

The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Fund’s CCO and Senior Officer; (ii) reviewing recommendations and reports made by the CCO or Senior Officer of the Fund regarding compliance matters; (iii) overseeing compliance policies and procedures of the Fund and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, or the Senior Officer.

Governance Committee

The members of the Governance Committee are Messrs. Arch, Crockett, and Fields (Chair) and Drs. Jones and Mathai-Davis (Vice Chair). All of the members of the Governance Committee are Independent Trustees. The Governance Committee held six meetings during the fiscal year ended February 29, 2016. The Board has adopted and approved a formal written charter for the Governance Committee. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chairman of the Board and the Chair and Vice-Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s Bylaws require that any shareholder of the Fund desiring to nominate a candidate for election at a special shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to the meeting or the tenth day following the public announcement of the date of the meeting and not earlier than the close of business on the 120th day prior to the date of the meeting.

While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Fund; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Fund, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields, Flanagan, Stickel, Taylor and Troccoli (Vice Chair) and Drs. Jones (Vice Chair), Mathai-Davis and Soll. The Investments Committee held six meetings during the fiscal year ended February 29, 2016.

The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to periodically review Fund performance information.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Mr. Fields, and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee held six meetings during the fiscal year ended February 29, 2016.

The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Fund’s valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing the Adviser’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE TRUSTEE NOMINEES.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE TRUST’S AGREEMENT AND DECLARATION OF TRUST AND BYLAWS

Proposal 2 includes 4 sub-Proposals — sub-Proposal 2(a) through sub-Proposal 2(d) — each of which requires a separate vote.

The Trust is organized as a Delaware statutory trust under Delaware law. The operations of the Trust are governed by its Agreement and Declaration of Trust and its Bylaws (the Trust’s existing Agreement and Declaration of Trust and Bylaws, as amended to date, the “Existing Declaration of Trust” and “Existing Bylaws,” respectively). The Board is recommending that shareholders approve certain amendments to the Existing Declaration of Trust as described below, each of which is contained in one amendment to the Existing Declaration of Trust proposed to be adopted by the Trust (the “Declaration of Trust Amendment”). The Declaration of Trust Amendment is attached hereto as Annex D. Additionally, the proposed amendments described in sub-Proposal 2(a) also involve a corresponding amendment to the Existing Bylaws (the “Bylaws Amendment”), attached hereto as Annex E. The discussion below regarding the amendments is qualified in its entirety by reference to the Declaration of Trust Amendment and Bylaws Amendment attached hereto.

The proposed amendments to the Existing Declaration of Trust and Existing Bylaws are designed to enable the Trust to take full advantage of the flexibility conferred by the 1940 Act and Delaware law. The proposed changes also are intended to simplify the administration of the Trust and to provide greater flexibility for the operations of the Trust. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner for the benefit of shareholders. Among other changes, the proposed changes to the Existing Declaration of Trust and Existing Bylaws will provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ best interests without causing the Fund to incur the delay and expense of soliciting shareholder approval except as required by applicable law. For example, the proposed amendments would give the Trustees the flexibility, in certain circumstances, to amend the terms of the Existing Declaration of Trust and effect the dissolution, merger or reclassification of the Trust, in each case without incurring the cost and delay of a shareholder meeting. Accordingly, it is expected that the Declaration of Trust Amendment and related Bylaws Amendment will save shareholders the considerable expense associated with future shareholder meetings.

By way of background, the Existing Declaration of Trust and Existing Bylaws were drafted in conformance with the model declaration of trust used by closed-end funds managed by the Adviser. Although the Trust is classified as a closed-end investment company, it operates as an interval fund that conducts monthly repurchases of a percentage of its shares at net asset value and does not hold annual shareholder meetings or list its shares for trading on a stock exchange. As such, many of the provisions in the Trust’s Existing Declaration of Trust and Existing Bylaws that are typical of closed-end fund declarations of trust and bylaws are unnecessary given the Trust’s interval fund structure. Accordingly, the terms of the Existing Declaration of Trust and Existing Bylaws do not provide for the flexibility that the declarations of trust and bylaws adopted by open-end funds managed by the Adviser provide. In addition, the differences between the Existing Declaration of Trust and Existing Bylaws and the declarations of trust and bylaws of other funds managed by the Adviser create certain potential inefficiencies in the operation of the Trust that can be disadvantageous to the Trust and its shareholders and increase the risk of error.

The Declaration of Trust Amendment would not alter the Trustees’ existing fiduciary obligations to act in the best interests of the Trust and its shareholders and would not remove any of the shareholder protections required by current federal law and state law. The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund with an affiliated party. Shareholders will retain all of these voting rights under the Trust’s Declaration of Trust, as amended by the Declaration of Trust Amendment. The Declaration of Trust Amendment will not change the investment objective or investment strategies of the Trust. The Trust will continue to operate as a closed-end interval fund and will continue to furnish the same services to its shareholders.

If the shareholders of the Trust do not approve one or more of the sub-Proposals of Proposal 2, the amendments related to such sub-Proposal(s) will not go into effect and the corresponding provisions of the Existing Declaration of Trust and Existing Bylaws currently in effect for the Trust will remain in effect. Each sub-Proposal is independent of the other sub-Proposals and the approval or non-approval by shareholders of one sub-Proposal will have no impact on the approval or non-approval of the other sub-Proposals.

SUB-PROPOSAL 2(a):	APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST AND BYLAWS RELATED TO SHAREHOLDER VOTING STANDARDS

Shareholders are being asked to approve two amendments to the Existing Declaration of Trust and Existing Bylaws that would change the voting standard required for shareholders to approve certain matters. First, under the Existing Declaration of Trust, each significant transaction, as described in sub-Proposal 2(b) below, and any additional matter on which the Trustees determine shareholders shall have the power to vote, generally requires the approval of the Board followed by the affirmative vote of the holders of 75% of the outstanding shares of the Fund entitled to vote on such transaction or matter, unless such transaction has been previously approved by two-thirds of the Board, in which case a vote of a “majority of the outstanding voting securities” as defined in the 1940 Act of the Fund or of a class or classes, as applicable is required. The 1940 Act defines “a majority of the outstanding voting securities” as the vote: (A) of 67% or more of the voting securities present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less (a “Majority Shareholder Vote”). Second, subject to applicable law and except as otherwise provided in the governing instrument, the Existing Declaration of Trust requires a Majority Shareholder Vote to approve any matter requiring a shareholder vote. The Existing Bylaws require that a quorum must be present at the Shareholder meeting in connection with such approvals.

Under the Declaration of Trust Amendment and Bylaws Amendment, when a quorum is present at any Shareholder meeting, the vote of the holders of a majority of the shares cast shall decide any question brought before the meeting, unless a different voting standard is required by express provision of applicable law, governing document, or contract. The proposed voting standard aligns the Trust’s voting standard for various matters with that of the open-end funds managed by the Adviser, is more in line with industry standard, and does not remove any shareholder protections required by federal or state law. Sections 6.1 and 6.2 of the Declaration of Trust Amendment and Section 4.10 of the Bylaws Amendment show the changes to be made to the Existing Declaration of Trust and Existing Bylaws, respectively, if this sub-Proposal is approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE EXISTING DECLARATION OF TRUST RELATED TO SHAREHOLDER VOTING STANDARDS

SUB-PROPOSAL 2(b):	APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST RELATED TO SIGNIFICANT TRANSACTIONS

Shareholders are being asked to approve amendments to the Existing Declaration of Trust to authorize significant transactions, including dissolutions, mergers, consolidations, conversions, reorganizations, reclassifications and certain principal shareholder transactions upon Board approval but without shareholder approval of such transactions, except as may be required by federal law, including the 1940 Act. Under the Existing Declaration of Trust, shareholders have the power to approve: (i) the dissolution of the Trust (unless 75% of the Board approves such dissolution); (ii) any merger or consolidation of the Fund; (iii) certain statutory or share conversions of the Fund; (iv) the reorganization of the Fund (i.e., the sale of all or substantially all of the assets of the Fund); (v) the reclassification of the Fund from a closed-end fund to an open-end fund; and (vi) certain principal shareholder transactions with shareholders beneficially owning 5% or more of the Fund’s shares (each of the foregoing collectively referred to herein as the “Significant Transactions”). Under the Declaration of Trust Amendment, shareholders would have the power to vote with respect to such matters only as may be required by federal law, including the 1940 Act, or the registration statement of the Fund, or as the Trustees may consider otherwise necessary or desirable in their sole discretion.

The purpose of these amendments is to afford the Fund and the Board the full scope of authority permitted under Delaware law to approve significant transactions that they believe are in shareholders’ best interests expeditiously without the added cost and delay associated with shareholder approval. Although the Trustees’ authority to effect significant transactions would be expanded under the Declaration of Trust Amendment, the Board’s consideration of significant transactions would still be subject to applicable requirements under the 1940 Act and Delaware law, and shareholders would be protected by the same Board oversight process currently in place for the Fund. The 1940 Act and rules thereunder permit investment company boards to authorize significant transactions without first seeking shareholder approval if certain conditions are met. Delaware law also affords boards of trustees the authority to approve significant transactions without the added procedural step of shareholder approval. Specifically, a Delaware statutory trust is permitted to provide in its declaration of trust that significant transactions may be effected upon board approval. Under the Existing Declaration of Trust, however, a significant transaction generally requires shareholder approval, even when shareholder approval of the transaction is not otherwise required by applicable law. Accordingly, the amendments will provide the Trust additional flexibility conferred by the 1940 Act and Delaware law. In addition, many modern investment company charter documents allow funds to take similar actions with Board approval. Thus, the changes would also align the Trust’s governing documents with those of similar investment companies which generally provide for Board approval of significant transactions.

If the Declaration of Trust Amendment is adopted, shareholders will continue to benefit from the rights and protections afforded under the 1940 Act with respect to significant transactions and would retain the right to vote on certain transactions. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Shareholder approval of a merger or reorganization would also be required where, for example, there are material differences in the fundamental policies or advisory contracts of the relevant funds, or if the acquiring fund paid a distribution (12b-1) fee that was higher than the acquired fund’s 12b-1 fee. Sections 4.3 and 9.1 through 9.8 of the Declaration of Trust Amendment show the changes to be made to the Existing Declaration of Trust if this sub-Proposal is approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE TRUST’S EXISTING DECLARATION OF TRUST RELATED TO SIGNIFICANT TRANSACTIONS

SUB-PROPOSAL 2(c):	APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST RELATED TO FUTURE AMENDMENTS TO SHAREHOLDER INDEMNIFICATION RIGHTS

Shareholders are being asked to approve a lower shareholder vote threshold for amendments to the shareholder indemnification provisions of the Existing Declaration of Trust. Under the Existing Declaration of Trust, shareholders have the power to vote to approve any amendment that would have the effect of reducing the indemnification provided to shareholders or former shareholders (and to approve any amendment to such shareholder voting authority) (together, “indemnification amendments”), and any such action requires the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares of the Fund. Under the Declaration of Trust Amendment, the applicable voting standard for amendments to the shareholder indemnification provisions would be two-thirds of the outstanding shares of the Fund entitled to vote. Importantly, the level of indemnification provided to shareholders or former shareholders under the Declaration of Trust Amendment will not change. Such amended voting standard is consistent with the corresponding voting standard for other funds managed by the Adviser and is still higher than required by federal and state law. Further, management has no present intention of changing the level of indemnification currently provided to shareholders. Section 9.11 of the Declaration of Trust Amendment shows the changes to be made to the Existing Declaration of Trust if this sub-Proposal is approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST RELATED TO FUTURE AMENDMENTS TO SHAREHOLDER INDEMNIFICATION RIGHTS

SUB-PROPOSAL 2(d):	APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST’S AMENDMENT PROVISIONS

Shareholders are being asked to approve amendments to the Existing Declaration of Trust that would expand the instances where Declaration of Trust amendments could be made upon Board approval but without shareholder approval. Under the Existing Declaration of Trust, shareholders have the authority to vote on any amendments that would serve to: (1) declassify the Board if it were classified (currently, the Board is not classified); (2) change any shareholder voting standards as described in the Existing Declaration of Trust; and (3) amend any provisions of the Existing Declaration of Trust related to Significant Transactions, as discussed above in sub-Proposal 2(b). The proposed changes to the Existing Declaration of Trust’s amendment procedures would permit the Trustees to amend the Declaration of Trust without shareholder approval except when such amendment would have the effect of reducing the indemnification provided by the Declaration of Trust to shareholders or former shareholders, and except when such amendment is required by federal or state law to be approved by shareholders. The proposed changes would therefore expand the Trustees’ current authority to amend the Declaration of Trust without obtaining a shareholder vote. The proposed changes are designed to give the Trustees more authority to react quickly to future contingencies, changes to applicable law or other changes, and to take action without requiring the Trust to incur the time and expense of soliciting shareholder approval. In addition, the proposed changes are intended to align the Trust’s Existing Declaration of Trust with the declarations of trust of other funds managed by the Adviser, which will result in operational efficiencies and reduce the risk of error. Section 9.11 of the Declaration of Trust Amendment shows the changes to be made to the Existing Declaration of Trust if this sub-Proposal is approved.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE EXISTING DECLARATION OF TRUST’S AMENDMENT PROVISIONS

PROPOSAL 3

AMENDMENT OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES

The shareholders of the Fund are being asked to approve an amendment to the fundamental investment limitation of the Fund regarding its investments in commodities.

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental (i.e., the investment policy may only be changed with shareholder approval). The Fund has previously adopted the fundamental investment limitation regarding investments in commodities included in the chart below, and proposes replacing such current fundamental investment limitation with the proposed fundamental investment limitation also included in the chart below:

Current Fundamental Investment Limitation:	Proposed Fundamental Investment Limitation (related to commodities only, real estate restriction will remain as is as described below):
The Fund may not: purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not: purchase or sell physical commodities or commodities contracts except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Since the adoption of the Fund’s current fundamental investment limitation regarding commodities, the financial markets and related regulation by the U.S. Commodity Futures Trading Commission and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including transactions in commodity-linked instruments. The Adviser considers the proposed amended fundamental investment limitation to be well-suited to today’s regulatory and investment environments and believes that it will provide greater clarity with respect to the scope of the restriction in light of the evolved landscape. Specifically, the proposed change is intended to: (i) simplify and standardize the Fund’s current policies; (ii) provide the Fund greater flexibility with respect to the use of commodity-related investments in pursuing their respective investment objectives and strategies; and (iii) preserve the Fund’s ability to trade in a variety of modern derivative instruments including, but not limited to, futures contracts, forward contracts, options and swaps.

The Adviser does not anticipate any changes to the manner in which the Fund will be managed as a result of the implementation of the amended fundamental investment limitation. Generally, the Fund does not plan to purchase or sell any physical commodities or commodities contracts and this will not change as a result of the implementation of the amended fundamental investment limitation. The Fund will continue to be permitted to invest in derivative instruments, subject to its objectives, principal strategies and policies as set forth in its Prospectus and Statement of Additional Information.

If approved by shareholders of the Fund, the Proposal will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to the Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

Notwithstanding the greater flexibility provided by the proposed fundamental investment limitation, the Fund would be subject to limitations established, from time to time, by the Board. It is not currently anticipated that the proposed amendment to the investment limitation relating to commodities would result in any change in the Fund’s current investment strategies or lead to additional material risk at this time. However, should the Adviser believe that the Fund’s investment strategy or material risks should be modified in the future, the Adviser would request the approval of the Board for any such material modification.

The Fund’s current fundamental investment limitation addresses investments in real estate as well as commodities. Only the restriction as it relates to commodities is proposed to be amended. If this Proposal is approved by shareholders, the Fund’s fundamental investment limitation with respect to real estate will continue to read as follows, with only references to commodities or commodities contracts having been removed: “The Fund may not: purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under Loan Agreements, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate.”

If Proposal 3 is not approved by shareholders of the Fund, the Fund’s current fundamental investment restriction regarding purchasing or selling physical commodities, as shown above, will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN PHYSICAL COMMODITIES.

PROPOSAL 4

APPROVAL OF ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

Shareholders are being asked to eliminate the following fundamental investment restriction of the Fund: “The Fund will not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.”

The fundamental investment restriction is not required by the 1940 Act, or any other state or federal law, and is unduly burdensome on the Fund. The proposed elimination of the fundamental investment restriction of the Fund will provide additional diversified investment opportunities to meet investment objectives by permitting the Fund to invest in other investment companies. For instance, upon shareholder approval, the Fund may invest overnight cash balances in money market funds and may use a mutual fund meeting the investment criteria as a diversified investment opportunity. The Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. The Fund will nevertheless remain subject to the restrictions under Section 12(d) of the 1940 Act, and rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies.

Importantly, the investment objective and principal investment strategies of the Fund will not change; therefore, it is not anticipated that this Proposal will materially change the manner in which the Fund currently is managed and operated, or the material risks currently associated with investing in the Fund.

If approved by shareholders of the Fund, the Proposal will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to the Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

If Proposal 4 is not approved by shareholders, the Fund’s fundamental investment restriction prohibiting the Fund from investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition, will remain in effect, and the Fund will be unable to invest in other investment companies.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR THE FUND

Proposal 5 includes two sub-Proposals — sub-Proposal 5(a) and sub-Proposal 5(b) — each of which involves a separate vote.

Existing Sub-Advisory Contract

A Master Intergroup Sub-Advisory Contract (the “Sub-Advisory Contract”) was approved by shareholders of the Fund, under which several affiliates of the Adviser would be available to serve as sub-advisers for the Fund at the discretion of the Adviser (the “Existing Sub-Advisers”). The date that the Fund approved the Sub-Advisory Contract, the date the Sub-Advisory Contract was last submitted to shareholders for the Fund, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Existing Sub-Advisers on behalf of the Fund during the Fund’s last fiscal year are provided in Annex F.

Pursuant to sub-Proposal 5(a), the shareholders of the Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) as a sub-adviser for the Fund. This amendment would create a new sub-advisory agreement between the Adviser and Invesco PowerShares on behalf of the Fund (the “PowerShares Sub-Advisory Agreement”).

In addition, pursuant to sub-Proposal 5(b), the shareholders of the Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited (“Invesco India”) as a sub-adviser for the Fund. This amendment would create a new sub-advisory agreement between the Adviser and Invesco India on behalf of the Fund (the “India Sub-Advisory Agreement”).

Invesco PowerShares and Invesco India are together referred to as the “Proposed Sub-Advisers.” The PowerShares Sub-Advisory Agreement and the India Sub-Advisory Agreement are together referred to as the “Proposed Sub-Advisory Agreements.”

Reasons for Adding the Proposed Sub-Advisers to the Existing Sub-Advisory Contract

The Sub-Advisory Contract allows the Adviser and the Fund to receive investment advice and research services from the Existing Sub-Advisers, and also permits the Adviser to grant one or more of the Existing Sub-Advisers investment management authority for the Fund, or a portion of the Fund, if the Adviser believes doing so would benefit the Fund and its shareholders. Like the Existing Sub-Advisers, the Proposed Sub-Advisers conduct research and compile information and make recommendations on (i) the markets and economies of certain countries and securities of companies located in such countries, and/or (ii) various specific types of investments and investment techniques, and provide related investment advisory services.

The Adviser and the Board believe that the addition of the Proposed Sub-Advisers to the pool of sub-advisers available to the Fund, if approved by shareholders, will benefit the Fund and its shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Fund, and will give the Fund access to portfolio managers and investment personnel located in other offices, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, the Adviser and the Board believe that the Fund and its shareholders may benefit from giving the Proposed Sub-Advisers the ability to execute portfolio transactions for the Fund. This ability should, in some cases, enable the Fund to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

Changes to your Fund if the Proposed Sub-Advisory Agreements are Approved

If the Proposed Sub-Advisory Agreements are approved, the Proposed Sub-Advisers will be added to the pool of sub-advisers available to the Fund, as described above. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Fund, except to the extent certain portfolio managers of the Proposed Sub-Advisers are assigned to your Fund, as described above. The Fund’s current portfolio managers are disclosed in the Fund’s prospectus. Any changes to the Fund’s portfolio managers also will be disclosed in a supplement to the Fund’s prospectus or a new prospectus.

In addition, under the Proposed Sub-Advisory Agreements, the Adviser, not the Fund, will be responsible for the payment of fees to the Proposed Sub-Advisers. Therefore, the fees and expenses of the Fund under the Sub-Advisory Contract will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Material Terms of the Proposed Sub-Advisory Agreements

Other than the addition of the Proposed Sub-Advisers to the Sub-Advisory Contract, the material terms of the Proposed Sub-Advisory Agreements will be the same as the material terms of the Sub-Advisory Contract. The material terms of the Sub-Advisory Contract are as follows:

•

The Sub-Advisory Contract provides that the Adviser may, in its discretion, appoint sub-advisers, which, if sub-Proposals 5(a) and 5(b) are approved by shareholders of the Fund, will include the Existing Sub-Advisers and the Proposed Sub-Advisers (together, the “Affiliated Sub-Advisers”), to provide one or more of the following services: (i) investment advice to the Fund for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund. The Sub-Advisory Contract provides that the services and the portion of the investments of the Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by the Adviser and the respective Affiliated Sub-Adviser. With respect to the portion of the investments of the Fund under its management, each Affiliated Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board, to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund’s cash and cash equivalents and lending securities on behalf of the Fund.

•

Each Affiliated Sub-Adviser agrees under the Sub-Advisory Contract that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Adviser’s other clients, or an Affiliated Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Affiliated Sub-Adviser to the Fund and their other clients, and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

•

The Sub-Advisory Contract requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

•

The Sub-Advisory Contract requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreement and Declaration of Trust, By-Laws and registration statement of the Fund, and with the instructions and directions of the Adviser and the Board, and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

•

The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to the Adviser and the Fund, it will do so for no compensation from either the Adviser or the Fund.

•

The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser manages a portion of the Fund’s investments, the fee that the Adviser will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, multiplied by (ii) a fraction equal to the net assets of the Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the

Sub-Advisory Contract exceed 40% of the monthly compensation the Adviser receives from the Fund pursuant to its advisory agreement with the Fund. The Sub-Advisory Contract further provides that if, for any fiscal year of the Fund, the amount of the advisory fee that the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse the Adviser for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Fund in compliance with the requirements of the federal securities laws and to furnish the Board and the Adviser with periodic and special reports as the Board or the Adviser reasonably may request.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain compliance procedures for the Fund that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Fund’s prospectus and statement of additional information.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser at its expense to make its portfolio managers and other appropriate investment personnel available to the Board and the Adviser, at reasonable times, either in person or, at the mutual convenience of the Adviser and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund, and to consult with the Board and the Adviser regarding the Fund’s investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser’s duties, and to provide periodic reports to the Adviser relating to the investment strategies it employs.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Fund.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser, upon the Adviser’s request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

•	The Sub-Advisory Contract includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser, unless otherwise directed by the Adviser or the Board, to vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser’s proxy voting policy.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to provide the Fund’s custodian on each business day with information relating to all transactions concerning the assets of the Fund.

•

The Sub-Advisory Contract will continue from year to year for the Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The Sub-Advisory Contract is terminable for the Fund or any Affiliated Sub-Adviser: (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to such Affiliated Sub-Adviser(s); or (ii) by the Adviser on sixty days’ written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days’ written notice to the Fund. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, the Adviser will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until the Adviser appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the Sub-Advisory Contract will terminate automatically if assigned.

Factors Considered by the Board in Approving the Proposed Sub-Advisory Agreements

At in-person meetings held on November 30 - December 1, 2016, the Board, including a majority of the Independent Trustees, approved an amendment to the Sub-Advisory Contract for the Fund to add Invesco PowerShares and Invesco India to the Sub-Advisory Contract, effective upon shareholder approval. In so doing, the Board determined that the compensation to each Proposed Sub-Adviser under the Sub-Advisory Contract is fair and reasonable and adopted the Sub-Advisory Contract as being in the best interests of the Fund and its shareholders.

The Independent Trustees met separately during their evaluation of the Proposed Sub-Advisers with independent legal counsel from whom they received independent legal advice, and the Independent Trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the Fund who reports directly to the independent trustees. The Board comprehensively considered all of the information provided to it about the Proposed Sub-Advisers and did not identify any particular factor that was controlling. Furthermore, each Trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval. The Board reached its conclusions after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. The Board recommends that you approve the Proposed Sub-Advisory Agreements, and therefore the amendment to the Sub-Advisory Contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE PROPOSED SUB-ADVISERS

The Board reviewed the services expected to be provided by the Proposed Sub-Advisers under the Sub-Advisory Contract and the credentials and experience of the officers and employees of the Proposed Sub-Advisers. The Board noted that the Proposed Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Proposed Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the addition of Invesco PowerShares and Invesco India to the Sub-Advisory Contract may benefit the Fund and its shareholders by permitting the Adviser to access the resources and talents of the Proposed Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of services that may be provided by the Proposed Sub-Advisers were appropriate and satisfactory and consistent with the terms of the Sub-Advisory Contract.

B. FUND PERFORMANCE

The Board did not view Fund performance as a relevant factor in considering whether to approve the addition of Invesco PowerShares or Invesco India to the Sub-Advisory Contract for the Fund, as Invesco PowerShares and Invesco India do not currently manage assets of the Fund.

C. SUB-ADVISORY FEES

The Board also considered the services that may be provided by the Proposed Sub-Advisers pursuant to the Sub-Advisory Contract, as well as the fees payable by the Adviser pursuant to the Sub-Advisory Contract. The Board noted that the Adviser retains overall responsibility for, and provides services to, the sub-advised Fund, including oversight of the Proposed Sub-Advisers. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by the Adviser to the Proposed Sub-Advisers. The Board noted that the Adviser does not expect that the Proposed Sub-Advisers will receive ancillary benefits as a result of any relationship with the Fund.

D. ECONOMIES OF SCALE AND BREAKPOINTS

The Board considered the extent to which there are economies of scale in the provision of the sub-advisory services to the Fund. Because the sub-advisory fee is payable by the Adviser, the Board noted that findings regarding economies of scale and breakpoints made in connection with the most recent annual review process would not be affected.

E. PROFITABILITY AND FINANCIAL RESOURCES OF THE PROPOSED SUB-ADVISERS

The Board received and accepted information from the Adviser demonstrating that each Proposed Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Contract.

Transactions with Affiliated Brokers

For the twelve months ended February 29, 2016, the Fund did not pay commissions to brokers that were affiliated persons of the Fund, or affiliated persons of such persons.

A list of fees paid by the Fund to the Adviser and its affiliates (other than under the advisory agreement or for brokerage commissions) for the most recent fiscal year can be found in Annex K.

Trustees and Officers of the Fund that are also Officers and/or Directors of the Proposed Sub-Advisers

The following table lists the current Trustees and executive officers of the Fund who are also officers and/or directors of a Proposed Sub-Adviser. No Trustee and/or officer owns securities or has any other material direct or indirect interest in a Proposed Sub-Adviser or any other person controlling, controlled by or under common control with a Proposed Sub-Adviser.

Name and Position(s) Held with the Fund	Position Held With Proposed Sub-Adviser(s)
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary	Managing Director of Invesco PowerShares

SUB-PROPOSAL 5(a):	APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE FUND

Information Regarding Invesco PowerShares

Invesco PowerShares is a limited liability company organized in Delaware with its principal office located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares has been a registered investment adviser since 2003. Invesco PowerShares is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309. The following list specifies the names and addresses of each parent company of Invesco PowerShares, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Holding Company (US), Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco Group Services, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
IVZ UK Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Management Group, Inc. (11 Greenway Plaza, Suite 1000, Houston, TX 77046)
Invesco North American Holdings, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco PowerShares

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco PowerShares are listed in Annex G.

Fees Charged by Invesco PowerShares for its Services to Other Funds with Similar Objectives as the Fund

The fees paid to Invesco PowerShares for acting as a sub-adviser to other funds with investment objectives similar to the Fund are set forth in Annex H.

Effective Date of the PowerShares Sub-Advisory Agreement

If sub-Proposal 5(a) is approved by shareholders of the Fund, the PowerShares Sub-Advisory Agreement is expected to become effective for the Fund as of the date that the PowerShares Sub-Advisory Agreement is entered into between the Adviser and Invesco PowerShares. Following implementation, the PowerShares Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of the PowerShares Sub-Advisory Agreement on an annual basis.

If sub-Proposal 5(a) is not approved by shareholders of the Fund, the Sub-Advisory Contract currently in place will remain in effect, and Invesco PowerShares will not be added as a sub-adviser to the Fund. There will be no changes to the agreements among the Fund, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE FUND

SUB-PROPOSAL 5(b):	APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS A SUB-ADVISER FOR THE FUND

Information Regarding Invesco India

Invesco India is a private limited company organized in India with its principal office located at 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai – 400 057, India. Invesco India has been a registered investment adviser since 2016. Invesco India is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309. The following list specifies the names and addresses of each parent company of Invesco India, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Pacific Group Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Asset Management Pacific Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco Hong Kong Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco India

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco India are listed in Annex G.

Fees Charged by Invesco India for its Services to Other Funds with Similar Objectives as the Fund

Invesco India did not act as an adviser or sub-adviser to other funds with investment objectives similar to the Fund.

Effective Date of the India Sub-Advisory Agreement

If sub-Proposal 5(b) is approved by shareholders of the Fund, the India Sub-Advisory Agreement is expected to become effective for the Fund as of the date that the India Sub-Advisory Agreement is entered into between the Adviser and Invesco India. Following implementation, the India Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of the India Sub-Advisory Agreement on an annual basis.

If sub-Proposal 5(b) is not approved by shareholders of the Fund, the Sub-Advisory Contract currently in place will remain in effect, and Invesco India will not be added as a sub-adviser to the Fund. There will be no changes to the agreements among the Fund, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED FOR THE FUND

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers do not receive compensation from the Fund. The Fund’s officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Senior Vice President, Secretary and General Counsel, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Name, Year of Birth and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Karen Dunn Kelley — 1960 Senior Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Principal Shareholders of the Fund

The persons who as of October 31, 2016 held of record more than 5% of the shares of the Fund are set forth in Annex I. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of the shares of the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during its current fiscal year.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to the Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee reviewed and discussed the last audited financial statements of the Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 16 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

Auditor Independence

The Audit Committee received the written disclosures and the letter from PwC regarding its independence required by Public Company Accounting Oversight Board’s (“PCAOB”) Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to the Fund. In connection with those discussions, PwC advised the Audit Committee that it identified an issue related to its independence under Rule 2-01 (c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Complex). PwC informed the Fund it and certain affiliates and covered persons has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Fund’s financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore the Adviser, the Fund and PwC concluded that PwC could continue as the Fund’s independent public accounting firm. The Invesco Complex relied upon the no-action letter in reaching this conclusion.

In connection with this proxy solicitation, the Adviser has investigated whether any more than ten percent owners of the Fund as of the Record Date have discretion to vote at the Meeting. In the event any such discretionary owners have covered loans outstanding from PwC or its covered persons, the Fund may be ineligible to rely on the no-action letter. The Adviser’s investigation revealed several such owners with discretionary voting authority and covered loans outstanding. Notwithstanding these lending relationships, PwC concluded that it remains objective and impartial in the conduct of its audits of the Fund and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. If a subsequent determination is made that PwC’s objectivity and impartiality has been impaired with respect to the planning for and execution of the Fund’s audit, then the Fund may no longer be able to continue to utilize PwC as the Fund’s auditor and would need to obtain audit services from a different independent registered public accounting firm.

Audit Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PwC for professional services rendered for the audit of the Fund’s annual financial statements are set forth in Annex J. All of the audit services for the Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PwC for professional services rendered for audit-related services are set forth in Annex J. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund, for the Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in Annex J. All of the tax services for the Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of the Fund for professional services rendered for all other services are set forth in Annex J. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For the Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Covered Entities”) are set forth in Annex J. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Fund. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC for the Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?

Management is not aware of any matters to be presented at the Meeting other than those discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the Trust if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker likely will not be entitled to vote on any other Proposal unless it has received instructions from you.

A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2 through 5 may be considered non-routine, your broker likely will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered “broker non-votes.” As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE MEETING?

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the Meeting may be adjourned to allow for further solicitation of proxies. If a quorum is present but sufficient votes to approve a Proposal are not received, a shareholder vote may be taken on other Proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other Proposals.

If a quorum is not present at the Meeting, then the affirmative vote of a majority of Shares present in person or by proxy and entitled to vote at the Meeting (even though not constituting a quorum) will have the power to adjourn the Meeting from time to time without notice other than an announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve one or more of the Proposals described in the original notice of the Meeting are not obtained, then the affirmative vote of one-third of Shares present in person or by proxy and entitled to vote at the Meeting will have the power to adjourn the Meeting with regard to a particular Proposal, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Fund will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

Proposal 1: The affirmative vote of a plurality of the votes cast by shareholders of the Fund is required to elect each nominee for Trustee of the Fund. A vote requiring a plurality to elect nominees for Trustees of the Fund means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for the Fund. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

Proposals 2, 3, 4 and 5: The approval of each of Proposals 2, 3, 4 and 5 (including each related sub-Proposal) requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against Proposals 2, 3, 4 and 5 because approval of Proposals 2, 3, 4 and 5 requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

The Fund has retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation by the Solicitor for the Fund is currently estimated to be in the aggregate approximately $15,720. The Fund expects to solicit proxies principally by mail, but the Fund or the Solicitor may also solicit proxies by telephone, facsimile, internet or personal interview. The Fund’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Fund, except that the Adviser has agreed to pay $500,000 of the estimated cost of solicitation by the Solicitor for all Invesco funds participating in the joint Meeting which is currently estimated to be in the aggregate approximately $3,972,054. In addition, the Adviser will bear indirectly an additional amount of proxy solicitation costs as a result of the expense limitation arrangements in place between the Adviser and other Invesco funds participating in the joint Meeting. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

As a general matter, the Fund does not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of the Fund should be submitted to the Secretary of the Fund at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Fund must receive proposals within a reasonable time, as determined by the Fund’s management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled “Proposal 1 – Board Committees – Governance Committee.”

GENERAL

Management of the Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary

January 20, 2017

ANNEX A

INVESCO SENIOR LOAN FUND

The following list sets forth the number of shares outstanding of each class of the Fund on the Record Date.

Registrant	Shares Outstanding(1)
Invesco Senior Loan Fund
Class A	18,124,312.99
Class B	272,551.65
Class C	17,875,843.91
Class IB	84,452,872.70
Class IC	7,156,763.54
Class Y	225,170.46

(1)	As of December 12, 2016.

A-1

ANNEX B

TRUSTEE, NOMINEE AND EXECUTIVE OFFICERS OWNERSHIP OF SHARES OF THE FUND

To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of October 31, 2016, of shares of beneficial interest of each class of the Fund by the trustees, nominees and executive officers of the Trust. No information is given as to a class if a trustee, nominee or current executive officer held no shares of any class of the Fund as of October 31, 2016.

INVESCO SENIOR LOAN FUND

Name of Trustee/ Nominee	Fund and Class	Number of Shares of the Fund Owned Beneficially	Percent of Class
Independent Trustees
David C. Arch	Invesco Senior Loan Fund – Class IB	1,050.000	0.00%

As of October 31, 2016, the Trustees, Nominees and executive officers as a group owned less than 1% of a class of shares of the Fund.

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Fund and of all funds in the Invesco Fund Complex owned by each Trustee as of October 31, 2016.

Name of Trustee/ Nominee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee or Nominee in the Invesco Fund Complex
Interested Persons
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	$1 - $10,000
Independent Trustees/Nominees
David C. Arch	$1 - $10,000	Over $100,000
James T. Bunch	None	Over $100,000
Bruce L. Crockett	None	Over $100,000[1]
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000[1]
Eli Jones	None	Over $100,000
Prema Mathai-Davis	None	Over $100,000[1]
Larry Soll	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000
Robert C. Troccoli	None	Over $100,000
Christopher L. Wilson	None	Over $100,000
Suzanne H. Woolsey	None	$50,001 - 100,000

[1]

Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

B-1

ANNEX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid to or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2015, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

	Aggregate Compensation from Fund(1)	Retirement Benefits Accrued by Invesco Funds Complex	Estimated Annual Benefits from Invesco Fund Complex upon Retirement(2)	Total Compensation from Invesco Fund Complex(3)
Independent Trustees(4)
David C. Arch	$1,868	—	$205,000	$318,500
James T. Bunch	2,136	—	205,000	372,900
Bruce L. Crockett	3,699	—	205,000	652,000
Albert R. Dowden	2,094	—	205,000	367,900
Jack M. Fields	1,941	—	205,000	343,200
Eli Jones(5)	262	—	N/A	N/A
Prema Mathai-Davis	2,074	—	205,000	367,150
Larry Soll	2,136	—	226,783	372,900
Raymond Stickel, Jr.	2,289	—	205,000	400,100
Robert C. Troccoli(5)	276	—	N/A	N/A
Suzanne H. Woolsey	1,868	—	N/A	318,500

(1)	Amounts shown are based on the fiscal year ended February 29, 2016. The total amount of compensation deferred by all trustees of the Fund during the fiscal year ended February 29, 2016, including earnings, was $3,406.

(2)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assume each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.

(4)	On December 31, 2015, Mr. Rodney Dammeyer and Mr. Hugo F. Sonnenschein retired. During the fiscal year ended February 29, 2016 compensation from the Fund for both Messrs. Dammeyer and Sonnenschein was $3,407 (of which $369 including earnings was deferred).

(5)	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Fund effective January 29, 2016.

C-1

ANNEX D

FORM OF AMENDMENT TO EXISTING DECLARATION OF TRUST

AMENDMENT NO.              TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF INVESCO SENIOR LOAN FUND

This Amendment No.             (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of Invesco Senior Loan Fund (the “Trust”) amends, effective as of             , the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of             , as amended (the “Agreement”).

Under Section 9.11 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, this amendment was approved by the Trustees of the Trust and a vote of the Shareholders.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Section 1.2(l) is amended by deleting such provision in its entirety.

2.	Section 4.1(k) is amended to read as follows:

(k) To sell or exchange any or all of the assets of the Trust;

3.	Section 4.3 is amended to read as follows:

Section 4.3 Principal Transactions. The Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, underwriter, or transfer agent for the Trust or with any Affiliated Person of such Person; and the Trust may employ any such Person, or firm or Company in which such Person is an Affiliated Person, as broker, legal counsel, registrar, investment adviser, underwriter, administrator, transfer agent, dividend disbursing agent, custodian, or in any capacity upon customary terms, subject in all cases to applicable laws, rules, and regulations and orders of regulatory authorities.

4.	Section 6.1 is amended to read as follows:

Section 6.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 3.4, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any Registration Statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted together, except when required by applicable law or when the Trustees have determined that the matter affects the interests of one or more Classes, then only the Shareholders of all such affected Classes shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the Bylaws.

Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Only Record Owners shall have the power to cast a vote at a meeting of Shareholders subject to the voting provisions set forth in the Governing Instrument. Beneficial owners of Shares who are not Record Owners shall not be entitled to cast a vote at a meeting of Shareholders but shall be entitled to provide voting instructions to corresponding Record Owners, subject to any limitations imposed by applicable law.

5.	Section 6.2 is amended to read as follows:

Section 6.2 Additional Voting Powers and Voting Requirements for Certain Actions. Notwithstanding any other provision of this Agreement, the Shareholders shall have power to vote to approve any amendment to Section 8.4 of this

Agreement that would have the effect of reducing the indemnification provided thereby to Shareholders or former Shareholders, and any repeal or amendment of this sentence, and any such action shall require the affirmative vote or consent of Shareholders owning at least two-thirds (66 2/3%) of the Outstanding Shares entitled to vote thereon. In addition, the removal of one or more Trustees by the Shareholders shall require the affirmative vote or consent of Shareholders owning at least two-thirds (66 2/3%) of the Outstanding Shares entitled to vote thereon.

The voting requirements set forth in this Section 6.2 shall be in addition to, and not in lieu of, any vote or consent of the Shareholders otherwise required by applicable law (including, without limitation, any separate vote by Class that may be required by the 1940 Act or by other applicable law) or by this Agreement.

6.	Section 9.1 is amended by deleting such provision in its entirety.

7.	Section 9.4 is amended to read as follows:

Section 9.4 Dissolution of the Trust or Termination of a Class.

(a)

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). In addition, the dissolution of the Trust shall automatically terminate each Class.

(b)	On dissolution of the Trust pursuant to paragraph (a) above,

(1) the Trust thereafter shall carry on no business except for the purpose of winding up its affairs,

(2) the Trustees shall (i) proceed to wind up the affairs of the Trust, and all powers of the Trustees under this Agreement with respect thereto shall continue until such affairs have been wound up, including the powers to fulfill or discharge the contracts of the Trust, (ii) collect its assets or the assets belonging thereto, (iii) sell, convey, assign, exchange, or otherwise dispose of all or any part of those assets to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) pay or make reasonable provision (including through the use of a liquidating trust) to pay all claims and obligations of the Trust, including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown, and claims and obligations that have not been made known to the Trust or that have not arisen but that, based on the facts known to the Trust, are likely to arise or to become known to the Trust within 10 years after the date of dissolution, and (v) do all other acts appropriate to liquidate its business, and

(3) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall distribute the remaining assets ratably among the Shareholders of the Trust.

(c)	On termination of any Class pursuant to paragraph (a) above,

(1) the Trust thereafter shall no longer issue Shares of that Class,

(2) the Trustees shall do all other acts appropriate to terminate the Class, and

(3) the Trustees shall distribute ratably among the Shareholders of that Class, in cash or in kind, an amount equal to the Proportionate Interest of that Class in the net assets of the Trust (after taking into account any Class Expenses or other fees, expenses, or charges allocable thereto), and in connection with any such distribution in cash the Trustees are authorized to sell, convey, assign, exchange or otherwise dispose of such assets of the Trust as they deem necessary.

(d)	In connection with the dissolution and liquidation of the Trust or the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(e)

On dissolution of the Trust, following completion of winding up of its business, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Delaware Act, whereupon the Trust shall terminate and the Trustees and the Trust shall be discharged from all further liabilities and duties hereunder with respect thereto. The Trustees shall not be personally liable to the claimants of the dissolved Trust by reason of the Trustees’ actions in winding up the Trust’s affairs if the Trustees complied with Section 3808(e) of the Delaware Act.

8.	Section 9.5 is amended to read as follows:

Section 9.5 Sale of Assets; Merger and Consolidation. The Trustees may cause (i) the Trust to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another statutory trust (or series thereof) or Company (or series thereof), (ii) the Shares of the Trust or any Class to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 9.4, (iii) the Shares of any Class to be converted into another Class of the Trust, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Class into beneficial interests in such separate statutory trust or trusts (or series or class thereof).

9.	Section 9.6 is amended to read as follows:

Section 9.6 Reclassification of the Trust. The Board of Trustees may cause the Trust to be converted from a “closed-end company” to an “open-end company” (as those terms are defined, respectively, in Sections 5(a)(2) and 5(a)(1) of the 1940 Act). Such reclassification of the Trust shall require approval by vote of the Board of Trustees followed by the approval of Shareholders as required by the 1940 Act.

10.	Section 9.7 is amended by deleting such provision in its entirety.

11.	Section 9.8 is amended by deleting such provision in its entirety.

12.	Section 9.11 is amended by deleting such provision in its entirety and replacing it with the following:

Section 9.11 Amendments. The Trustees may amend this Agreement by making an amendment to this Agreement or to Schedule A, an agreement supplemental hereto, or an amended and restated trust instrument; and no vote or consent of any Shareholder shall be required for any amendment to this Agreement except as specifically provided in Article VI hereof, as determined by the Trustees in their sole discretion, or as required by federal law including the 1940 Act, but only to the extent so required. Any such amendment, having been approved by a Majority Trustee Vote, shall become effective, unless otherwise provided by such Trustees, upon being executed by a duly authorized officer of the Trust. A certification signed by a duly authorized officer of the Trust setting forth an amendment to this Agreement and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of this Agreement, as amended, executed by a majority of the Trustees, or a duly authorized officer of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust. Any officer of the Trust is authorized from time to time to restate this Agreement into a single instrument to reflect all amendments hereto made in accordance with the terms hereof. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

13.

All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

14.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of             .

By:
Name:	John M. Zerr
Title:	Senior Vice President

ANNEX E

FORM OF AMENDMENT TO EXISTING BYLAWS

AMENDMENT NO.

TO THE AMENDED AND RESTATED BYLAWS OF

INVESCO SENIOR LOAN FUND

Adopted effective

The Amended and Restated Bylaws of Invesco Senior Loan Fund (the “Trust”), adopted effective                                 (the “Bylaws”), are hereby amended as follows.

1.	Article IV, Section 7 is hereby renamed Section 4.10 and amended and restated to read in its entirety as follows:

“Section 4.10 Voting Standard. When a quorum is present at any meeting, the vote of the holders of a majority of the Shares cast shall decide any question brought before such meeting, unless the question is one on which, by express provision of applicable law, the Trust’s Amended and Restated Agreement and Declaration of Trust, these Bylaws, or applicable contract, a different vote is required, in which case such express provision shall govern and control the decision of such question.”

E-1

ANNEX F

EXISTING SUB-ADVISORY AGREEMENTS

Name of Registrant/Fund	Sub-Adviser	Date Sub-Adviser Became Sub-Adviser Under Existing Sub- Advisory Agreement	Date Last Submitted to a Vote of Shareholders	Aggregate Fees paid to Sub-Adviser
Invesco Senior Loan Fund	Invesco Senior Secured Management, Inc.	October 15, 2012*	April 16, 2010	$3,448,361

*	The initial sub-advisory agreement dated June 1, 2010 was re-executed on October 15, 2012, after shareholders of the Fund approved the redomestication of the Fund from Massachusetts to Delaware.

F-1

ANNEX G

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF EACH PROPOSED SUB-ADVISER

Invesco PowerShares Capital Management LLC

The following table provides information with respect to the principal executive officer and the directors of Invesco PowerShares Capital Management LLC. The business address of the principal executive officer and each director is 3500 Lacy Road, Suite 700, Downers Grove, IL 60515.

NAME	POSITION	PRINCIPAL OCCUPATION(S)
Daniel E. Draper	Managing Director, Principal Executive Officer

President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010)

David Warren	Managing Director

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director – Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006)

John M. Zerr	Managing Director

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

G-1

NAME	POSITION	PRINCIPAL OCCUPATION(S)

Formerly: Director, Senior Vice President, Secretary and General Counsel, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Invesco Asset Management (India) Private Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (India) Private Limited. The business address of the principal executive officer and each director is 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai – 400 057, India.

NAME	POSITION	PRINCIPAL OCCUPATIONS
Vijay Kumar Chopra	Independent Director	Retired

Muralidharan Perumpilavil Govindan Nair	Independent Director	Retired

Andrew Lo	Director	Service. Company Executive

Mihir Kumar Moitra	Independent Director	Retired

Terry San Kong Pan	Director	Service. Company Executive

G-2

ANNEX H

Sub-Advisory Fee Schedules for Other Invesco Funds

The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco PowerShares by Invesco Advisers, Inc., the investment adviser to the funds listed in the following table, each of which have similar investment objectives.

Name of Fund	Annual Sub-Advisory Fee Rate	Total Net Asserts for the Most Recently Completed Fiscal Period or Year	Fee Waiver, Expense Limitations and/or Expense Reimbursements for the Most Recently Completed Fiscal Period or Year
Invesco Multi-Asset Income Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$196,798,240	Fee Waiver
Invesco Strategic Real Return Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$18,391,384	Fee Waiver

H-1

ANNEX I

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of October 31, 2016, the following record owners of shares of the Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Senior Loan Fund
Invesco Senior Loan	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	3,338,233.78	18.58%

	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,451,930.63	13.65%

	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,920,631.52	10.69%

	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,678,614.13	9.34%

	Class A	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,462,611.40	8.14%

	Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	1,154,494.00	6.43%

	Class B	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	80,638.08	26.67%

	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	33,709.79	11.15%

	Class B	Raymond James Omnibus for Mutual Fund Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	28,614.65	9.46%

	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	19,913.79	6.59%

	Class B	Walter S Creasy Mary A Creasy Bridgewater, NJ	19,716.86	6.52%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Merryll Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Jacksonville, FL 32246-6484	17,864.62	5.91%

	Class IB	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	29,846,534.17	35.14%

	Class IB	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	8,718,345.36	10.26%

	Class IB	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5,512,587.40	6.49%

	Class IB	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	5,207,573.19	6.13%

	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,833,952.74	32.54%

	Class C	Merryll Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	2,215,390.40	12.36%

	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market St Saint Louis, MO 63103-252	2,054,906.01	11.46%

	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-000	1,521,983.85	8.49%

	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,510,247.41	8.42%

	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	1,292,084.15	7.21%

	Class IC	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,544,647.86	21.58%

	Class IC	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	876,054.62	12.24%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class IC	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	584,660.32	8.17%

	Class IC	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	536,999.61	7.50%

	Class IC	Merryll Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	408,334.07	5.71%

	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	126,119.31	57.95%

	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	60,636.24	27.86%

	Class Y	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	14,118.71	6.49%

ANNEX J

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the Trust’s prior two fiscal years, the Trust was billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Trust’s independent registered public accounting firm, for audit and non-audit services rendered to the Trust. During the Trust’s prior two fiscal years, all audit or non-audit services provided to the Trust by PwC were approved by the Trust’s Audit Committee in accordance with its pre-approval policies and procedures.

Information for the Trust is shown in the charts below:

Fees Billed for Services Rendered to the Trust for Fiscal Year Ended 2016

	Non-Audit Fees
Audit Fees	Audit-Related Fees		Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
$69,975	$12,500	[1]	$9,625	[2]	$0	$22,125	$92,100

Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended 2016 Pursuant to Waiver of Pre-Approval Requirement3

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees	Total Fees
N/A	0%	0%	0%	—	0%

Fees Billed for Services Rendered to the Trust for Fiscal Year Ended 2015

	Non-Audit Fees
Audit Fees	Audit-Related Fees		Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
$67,950	$12,000	[1]	$8,300	[2]	$0	$20,300	$88,250

Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended 2015 Pursuant to Waiver of Pre-Approval Requirement3

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees	Total Fees
N/A	0%	0%	0%	—	0%

(1)

Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance.

(2)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

(3)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement; (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)
For SLF
Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees[2]	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, and $4,009,694 for the fiscal year ended February 28, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ANNEX K

OTHER FEE PAYMENTS

The following table sets forth the fees paid (after any applicable waivers) by the Fund to Invesco Advisers, Inc., Invesco Distributors, Inc. and Invesco Investment Services, Inc. during the last fiscal year for services provided to the Fund (other than for investment advisory services or for brokerage commissions). Each of the services for which these payments were made will continue to be provided to the Fund by the Adviser and its affiliates if shareholders approve the Proposed Sub-Advisory Agreements.

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.
Invesco Senior Loan Fund	$2,462,072		$1,073,717
Class A		$390,449
Class B		10,392
Class C		1,538,170
Class Y		N/A
Class IB		N/A
Class IC		75,774

K-1

VK-SLO-PROXY-1 122016

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_010917_BK2

FUND

Invesco Senior Loan

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:	☒

A	Proposals

1.	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
Invesco Senior Loan	☐	☐	☐

2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust and Bylaws as follows:

2A.	To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

2B.	To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

2C.	To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

2D.	To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

3.	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

4.	To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

5.	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

5A.	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

5B.	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

	FOR	AGAINST	ABSTAIN
Invesco Senior Loan	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999